UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549
                          ________________________

                                  FORM 8-K
                          ________________________

                                CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): October 25, 2004
                           ________________________

                    EPICUS COMMUNICATIONS GROUP, INC.
           ----------------------------------------------------
          (Exact Name of Registrant as Specified in Its Charter)
                           ________________________

          Florida                    000-17058             59-2564162
 --------------------------    ----------------------     ------------
(State or Other Jurisdiction  (Commission File Number)   (IRS Employer
     of Incorporation)                                 Identification No.)

                            1750 Osceola Drive
                       West Palm Beach, Florida 33409
                  --------------------------------------
                 (Address of Principal Executive Offices)

  Registrant's Telephone Number, Including Area Code: (561) 688-0440
                                                      --------------

                                  N/A
        -----------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)
                   _______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see
General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.03   Bankruptcy or Receivership.

            On October 25, 2004 (the "Petition Date"), Epicus Communications Group, Inc. (the "Company") and its subsidiary (collectively, the "Debtors") filed voluntary petitions in the United State Bankruptcy Court for the Southern District of Florida (the "Bankruptcy Court") seeking reorganization relief under the provisions of chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") (Case Nos. 04-34915, 04-34916,
collectively, the "Cases"). The Debtors continue to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

Item 2.04   Triggering  Events That Accelerate or  Increase  a
            Direct Financial Obligation or an Obligation Under
            An Off-Balance Sheet Arrangement.

            As a result of the bankruptcy filing, the Company is in default under the terms of the Callable Secured Convertible Notes (the "Notes") it executed on May 28, 2004, July 22, 2004 and September 27, 2004 in connection with the private placement of an aggregate of $3,300,000 in 8% secured convertible notes due May 28, 2006. As a result of such default, the principal amount plus accrued and unpaid interest, including any liquidated damages, if any, on the Notes may be determined to be due and payable.

            As a result of the bankruptcy filing, the ability of creditors to seek remedies to enforce their rights under all such agreements are stayed and creditor rights of enforcement are subject to the applicable provisions of the Bankruptcy Code.



Item 9.01   Financial Statements and Exhibits

      (c) Exhibits

99.1 Press Release issued by the Company on October 29, 2004.



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                                SIGNATURES

            Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2004

                               EPICUS COMMUNICATIONS GROUP, INC.


                               By: /s/Thomas Donaldson
                                   ---------------------------
                                   Thomas Donaldson
                                   Executive Vice President


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                                EXHIBIT INDEX

Exhibit No.      Description

99.1             Press Release issued by the Company on October 29, 2004.


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